Exhibit 3(ii)

                                     BY-LAWS
                                       OF
                        CORNERSTONE FINANCIAL CORPORATION



                                   ARTICLE I

                  LAW, CERTIFICATE OF INCORPORATION AND BY-LAWS

Section 1. These By-laws are subject to the Certificate of Incorporation of the Corporation. In these by-laws, reference to law, Certificate of Incorporation and By-laws mean the law of the State of New Jersey and any other applicable laws governing the operations of the Corporation, the provisions of the Certificate of Incorporation as in effect from time to time and the provisions of these By-laws in effect from time to time.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

        Section 1. PLACE OF MEETINGS, INC. Except as otherwise provided in these By-laws, all meetings of the stockholders shall be held at such dates, time and places, within or without the State of the New Jersey, as shall be determined by the Board or Chief Executive Officer and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of New Jersey.

        Section 2. ANNUAL MEETING. The annual meeting of stockholders for the election of directors and the transaction of such other business as properly may be brought before the meeting shall be held on such date after the close of the Corporation's fiscal year as the Board may from time to time determine.

        Section 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, may be called by the Board or the Chief Executive Officer and shall be called by the Chief Executive Officer or the Secretary upon the written request of a majority of the holders of the outstanding shares of the corporation entitled to vote. The request shall state the date, time, place and purpose or purposes of the proposed meetings.
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        Section 4. NOTICE OF MEETINGS. Except as otherwise required or permitted by law, whenever the stockholders are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the list of stockholders provided for in Section 8 of this Article II is available for examination, unless such list is kept at the place where the meeting is to be held. Notice of a special meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be deemed given when deposited in the United State mail, postage prepaid, and shall be directed to each stockholder at his address as it appears on the record of stockholders, or to such other address which such stockholder may have furnished by written request to the Secretary of the Corporation. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting, except when the stockholder attends the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice need not be given to any stockholder who submits, either before or after the meeting, a signed waiver of notice. Unless the Board, after the adjournment of a meeting, shall fix a new record date for the adjourned meeting, or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

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        Section 5. QUORUM. Except as otherwise provided by law or by the
Certificate of Incorporation of the Corporation, at all meetings of stockholders the holders of a majority of the outstanding shares of the Corporation entitled to vote at the meeting shall be present in person or by proxy in order to constitute a quorum for the transaction of business.

        Section 6. VOTING. Except as otherwise provided by the Certificate of Incorporation, at any meeting of the stockholders every stockholder of record having the right to vote thereat shall be entitled to one vote for every share of stock standing in his name as of the record date and entitling him to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by law or by the Certificate of Incorporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 2 of Article III of these By-laws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

        Section 7. PROXIES. Every proxy shall be executed in writing by the stockholder or by his attorney-in-fact.

        Section 8. LIST OF STOCKHOLDERS. At least (10) days before every meeting of stockholders, a list of stockholders (including their addresses) entitled to vote at the meting and their record holdings as of the record date shall be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to he held. The list also shall be kept at and throughout the meeting.

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        Section 9. CONDUCT OF MEETINGS. At each meeting of the stockholders, the
Chairman of the Board or, in his absence, the President, shall act as Chairman of the meeting. The Secretary or, in his absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and shall keep the minutes thereof. The order of business at all meetings of the stockholders shall be as determined by the Chairman of the meeting.

        Section 10. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy and shall be delivered to the Corporation in accordance with the laws of the State of New Jersey. Every written consent shall bear the date of signature of each stockholder signing the consent. In no event shall any corporate action referred to in any consent be effective unless written consents signed by a sufficient number of stockholders to take action are duly delivered to the Corporation within sixty (60) days of the earliest dated consent delivered in accordance with the laws of the State of New Jersey. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

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                                  ARTICLE III

                               BOARD OF DIRECTORS

        Section 1. NUMBER OF BOARD MEMBERS. The Board shall consist of not less than one nor more than 25 directors. The number of directors may be reduced or increased from time to time by action of a majority of the entire Board, but no decrease may shorten the term of an incumbent director. When used in these By-laws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

        Section 2. ELECTION AND TERM. Except as otherwise provided by law or by the By-laws, the directors shall be elected at each annual meeting of the stockholders. The persons receiving a plurality of the votes cast shall be so elected. Subject to his earlier death or resignation each director shall hold office until his successor shall have been duly elected and shall have qualified.

        Section 3. RESIGNATIONS. Any director may resign at any time by giving written notice of his resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

        Section 4. VACANCIES. Any vacancy in the Board arising from an increase in the number of directors or otherwise may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Subject to his earlier death or resignation, each director so elected shall hold office until his successor shall have been duly elected and shall have qualified. Directors appointed to fill vacancies on the Board shall be placed in a class in a manner designed to keep equality between the classes, to the extent possible.
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        Section 5. PLACE OF MEETINGS. Except as otherwise provided in these
By-laws, all meetings of the Board shall be held at such places, within or without the State of New Jersey, as the Board determines from time to time.

        Section 6. ANNUAL MEETINGS. The annual meeting of the Board shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

        Section 7. REGULAR MEETINGS. Regular meetings of the Board shall be held on such dates and at such places and times as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

        Section 8. SPECIAL MEETINGS. Special meetings of the board may be called by or at the direction of the Chief Executive Officer, and shall be called by the Chief Executive Office or the Secretary upon the written request of a majority of the directors. The request shall state date, time, place and purpose or purposes of the proposed meeting.

        Section 9. NOTICE OF MEETINGS. Notice of each special meeting of the Board (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article III) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the Chief Executive Office or the Secretary and shall state the place, date and time of meeting. Notice of each meeting may be delivered to a director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a director at his residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the telegram

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has been dispatched. Notice of any meeting need not be given to any director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date, and time of the new meeting is announced at the adjourned meeting.

        Section 10. QUORUM. Except as otherwise provided by law or in these By-laws, at all meetings of the Board a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

        Section 11. CONDUCT OF MEETINGS. At each meeting of the Board, the Chief Executive Officer or, in his absence, a director chosen by a majority of the directors present, shall act as Chairman of the meeting. The Secretary or, in his absence, any person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

        Section 12. COMMITTEE OF THE BOARD. The Board, by resolution adopted by a majority of the entire Board, may designate an executive committee and other committees, each consisting of one (1) or more directors. Each committee (including the members thereof) shall serve at the pleasure of the board and shall keep minutes of its meetings and report the same to the Board. The Board may designate one or more directors as alternate members of any committee.

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Alternate members may replace any absent or disqualified member or members at any meeting of the committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.

        Section 13. OPERATION OF COMMITTEES. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

        Section 14. COMPENSATION. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board. The compensation of directors may be on such basis as is determined by the Board. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

        Section 15. WRITTEN CONSENT TO ACTION IN LIEU OF A MEETING. Any action required or permitted to be taken at any meeting of the Board or of any committee may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.
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        Section 16. MEETINGS HELD OTHER THAN IN PERSON. Members of the Board or
any committee may participate in a meeting of the Board or committee, as the case may be, by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

        Section 17. INTERESTED DIRECTORS AND OFFICERS.

                (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because the director's or officer's votes are counted for such purpose, if any one of the following is true:

                        (1) The material facts as to the director's or officer's
               relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                        (2) The material facts as to the director's or officer's
               relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

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                        (3) The contract or transaction is fair as to the
               Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the shareholders.

                (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

        Section 18. DIRECTOR QUALIFICATIONS. A person is not qualified to serve as a director if he or she is:

                (a) Under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year;

                (b) Is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal;

                (c) Has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal or by a court to have:

                        (1) Breached a fiduciary duty involving personal profit
               or,
                        (2) Committed a willful violation of any law, rule or
               regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or

                (d) Has been nominated by a person who would be disqualified from serving as a director of this Corporation under subsection (a), (b) or (c) or (e) is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the Corporation or its bank subsidiary, except:

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                        (1) derivative  litigation  brought in the name of the
               Corporation or its bank subsidiary by the director in his or her capacity as a shareholder of the Corporation or,

                        (2) litigation arising out of a proxy fight concerning
               the election of directors of the Corporation or its bank subsidiary or otherwise involving control of the Corporation or its bank subsidiary.

        Each director of the Corporation is obligated to inform the Corporation immediately of any occurrence which comes within subsections (a), (b), (c), (d) or (e) of the prior sentence. A director of the Corporation who becomes unqualified to serve as a director pursuant to this Section shall forthwith cease to serve as a director of the Corporation without the necessity of action by the Board to remove or suspend the director. In case of a director who becomes unqualified under subsection (e) of the first sentence of this section, the director may be considered for re-election to the Board after the conclusion of the litigation or administrative proceeding. The Corporation shall confirm in writing to any director who becomes unqualified to serve as a director of the Corporation as set forth in this Section, that the director has become unqualified and shall forthwith cease to serve as a director of the Corporation. In addition, notice of said disqualification and cessation of service shall be given to the directors as well as to the Regional Office of the Board of Governors of the Federal Reserve System, and as appropriate, to the Commissioner of Banking and Insurance of the State of New Jersey.

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                                   ARTICLE IV

                                    OFFICERS

        Section 1. EXECUTIVE OFFICERS, ETC. The executive officers of the Corporation shall be a President, a Secretary and a Treasurer. The Board also may elect or appoint a Chairman of the Board, one or more Vice Presidents (any of whom may be designated as Executive Vice Presidents or otherwise), and any other officers it deems necessary or desirable for the conduct of the business of the Corporation, each of whom shall have such powers and duties as the Board determines.

        Section 2. DUTIES.

                (a) THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board shall preside at all meetings of the stockholders and the Board, and shall be an ex officio member of all committees established.

                (b) THE PRESIDENT. The President shall have general management of the business and affairs of the Corporation, subject to the control of the Board, and shall have such other powers and duties as the Board assigns to him.

                (c) THE VICE PRESIDENT. The Vice President or, if there shall be more than one, the Vice Presidents, if any, in the order of seniority or in any other order determined by the Board, shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him or to them.

                (d) THE SECRETARY. Except as otherwise provided in these By-laws or as directed by the Board, the Secretary shall attend all meetings of the stockholders and the Board; shall record the minutes of all proceedings on books to be kept for that purpose; shall give notice of all meetings of the stockholders and special meetings of the Board; and shall keep in safe custody the seal of the Corporation and, when authorized by the Board, shall affix the same to any corporate instrument. The Secretary shall have such other powers and duties as the Board or the President assigns to him.

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                (e) THE TREASURER. Subject to the control of the Board, the
Treasurer shall have the care and custody of the corporate funds and the books relating thereto, shall perform all other duties incident to the office of the Treasurer; and shall have such other powers and duties as the Board or the President assigns to him.

                (f) ELECTION; REMOVAL. Subject to his earlier death, resignation or removal as hereinafter provided, each officer shall hold his office until his successor shall have been duly elected and shall have qualified. Any officer may be removed at any time, with or without cause, by the Board.

        Section 3. RESIGNATIONS. Any officer may resign at any time by giving written notice of his resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

        Section 4. VACANCIES. If an officer becomes vacant for any reason, the Board or the stockholders may fill the vacancy, and each officer so elected shall serve for the remainder of his predecessor's term.

                                   ARTICLE V

           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

        Section 1. CERTIFICATES. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the Chairman, if any, or the President or any Vice President and by the Secretary, the Treasurer or any Assistant Secretary or any Assistant Treasurer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is

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countersigned by a transfer agent or registered by a registrar, other than the
Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued nevertheless by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

        Section 2. LOST CERTIFICATES, ETC. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

        Section 3. TRANSFER OF SHARES. Transfers of shares shall be registered on the books of the Corporation maintained for that purpose after due presentation of the stock certificates therefor appropriately endorsed or accompanied by proper evidence of succession, assignment or authority to transfer.

        Section 4. RECORD DATE.

        The Board may fix a record date for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof. The record dated fixed for such purpose shall not

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precede the date upon which the resolution fixing the record date is adopted by the Board and shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board does not fix a record date for such purpose, the record date for such purpose shall be at the close of business on the day next preceding the day on which notice is given and, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

        The Board may fix a record date for the purpose of determining stockholders entitled to consent to action in writing in lieu of a meeting. The record date fixed for such purpose shall not precede the date upon which the resolution fixing the record date is adopted by the Board and shall not be more than ten (10) days after the adoption of such resolution fixing the record date. If the Board does not fix a record date, the record date for the purpose of determining stockholders entitled to consent to action in writing in lieu of a meeting when no prior action by the Board is required by the laws of the State of New Jersey or these By-laws, shall be the first date on which a signed written consent with respect to the action taken or proposed to be taken is delivered to the Corporation in accordance with the laws of the State of New Jersey or these By-laws, the date for determining stockholders entitled to consent to action in writing in lieu of meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

        The Board may fix a record date for the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or for the purpose of any other action. The record date fixed for such purpose shall not precede the date upon which the resolution fixing the record date is adopted and shall be no more than sixty (60) days prior to such action. If the Board does not fix a record date, the record date for determining the stockholders for any such purpose shall be at the close of business on the date on which the Board adopts the resolution relating thereto.

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        Section 5. BOOK-ENTRY ISSUANCES AND TRANSFERS. Any provisions or terms contained in this Article V or these Bylaws to the contrary notwithstanding, shares of the Corporation's capital stock or other securities duly authorized and issued by the Corporation may be issued in book-entry only form through the Direct Registration Program, or an equivalent system, such that no physical certificates are issued but ownership of such shares is evidenced solely by entries on the records of the Corporation and/or its transfer agent kept for that purpose. Transfers of securities may also be made electronically and evidenced by book-entries only. In lieu of physical certificates, holders of such securities will receive account statements setting forth their ownership from the Corporation or its transfer agent.

                                   ARTICLE VI

                               GENERAL PROVISIONS

        Section 1. DIVIDENDS, ETC. To the extent permitted by law, the Board shall have full power and discretion; subject to the provisions of the Certificate of Incorporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine the amount of any dividends or distributions which shall be declared and paid or made.

        Section 2. SEAL. The Corporation's seal shall be in such form as is required by law and as shall be approved by the Board.

        Section 3. FISCAL YEAR. The fiscal year of the Corporation shall be determined by the Board.

        Section 4. VOTING SHARES IN OTHER CORPORATIONS. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the Chief Executive Office or by a proxy or proxies appointed by him.

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                                  ARTICLE VII

                                   AMENDMENTS

        These By-laws may be made, altered or repealed by the Board, subject to the right of the stockholders to alter or repeal any by-law made by the Board.

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